UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )

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NGP CAPITAL RESOURCES COMPANY

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NGP CAPITAL RESOURCES COMPANY
1221 McKinney Street, Suite 2975
Houston, Texas 77010
(713) 752-0062

April 13, 2010

Dear Stockholder:

You are cordially invited to attend the 2010 Annual Meeting of Stockholders of NGP Capital Resources Company to be held on Wednesday, May 12, 2010, at 10:30 a.m., local time, at The Downtown Club, 1100 Caroline Street, Houston, Texas 77002.

The notice of annual meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. At the meeting, you will be asked to (i) elect two Class III directors to the Board of Directors; (ii) ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010; (iii) consider and vote upon a proposal to adjourn the annual meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of proposal (i) or (ii) above; and (iv) consider such other business as may properly come before the annual meeting. I will also report on our progress during the past year and respond to stockholders’ questions.

It is important that your shares be represented at the annual meeting. If you are unable to attend the meeting in person, I urge you to complete, date and sign the enclosed proxy card or voting instruction card and promptly return it in the enclosed pre-paid envelope. Even if you plan to attend the annual meeting, we recommend that you vote your shares in advance as described above so that your vote will be counted if you later decide not to attend the annual meeting. Your vote and participation in our governance are very important to us.

Sincerely yours,

John H. Homier
Chief Executive Officer

NGP CAPITAL RESOURCES COMPANY
1221 McKinney Street, Suite 2975
Houston, Texas 77010
(713) 752-0062

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be Held Wednesday, May 12, 2010

TIME	10:30 a.m., local time on Wednesday, May 12, 2010
PLACE	The Downtown Club, 1100 Caroline Street, Houston, Texas 77002
ITEMS OF BUSINESS	(1) To elect two Class III directors to hold office until the 2013 annual meeting of stockholders;
(2) To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010;
(3) To consider and vote upon a proposal to adjourn the annual meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of proposal (1) or (2); and
(4) To transact such other business as may properly come before the annual meeting.
RECORD DATE	The Board of Directors has fixed the close of business on March 16, 2010 as the record date for the determination of stockholders entitled to notice of and to vote at this annual meeting and any postponements or adjournments of the meeting.
VOTING BY PROXY	Please submit a proxy as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. You may submit your proxy by mail. For specific instructions, please refer to the Proxy Statement on page 1 and the instructions on the proxy card.

By order of the Board of Directors,

Stephen K. Gardner
Corporate Secretary

April 13, 2010
Houston, Texas

This proxy statement and accompanying proxy card are being distributed on or about April 13, 2010.

NGP CAPITAL RESOURCES COMPANY
1221 McKinney Street, Suite 2975
Houston, Texas 77010

PROXY STATEMENT

This proxy statement contains information relating to the annual meeting of NGP Capital Resources Company (the “Company,” “we,” “us” or “our”) to be held on Wednesday, May 12, 2010 beginning at 10:30 a.m., local time, at The Downtown Club, 1100 Caroline Street, Houston, Texas 77002, and at any postponements or adjournments thereof, and is furnished in connection with the solicitation of proxies by our Board of Directors to be voted at the annual meeting. This proxy statement and accompanying proxy card are first being mailed to stockholders on or about April 13, 2010.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 12, 2010. The Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and 2009 Annual Report to Stockholders are available at http://ngpcapital.investorroom.com/. On this site, you will be able to access our 2010 Proxy Statement, our 2009 Annual Report to Stockholders and any amendments or supplements to the foregoing materials that are required to be furnished to stockholders.

We encourage you to vote your shares, either by voting in person at the meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card, and we receive it in time for voting at the meeting, the persons named as proxies will vote your shares in the manner that you specify. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of all nominees as directors, FOR the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010 and FOR the proposal to adjourn the annual meeting, if necessary, to solicit additional proxies if there are not sufficient votes to elect the two Class III directors or to ratify the appointment of PricewaterhouseCoopers LLP.

The Board of Directors is not aware of any matter to be presented for action at the annual meeting of the Company other than the matters set forth herein. Should any other matter requiring a vote of stockholders arise, it is the intention of the persons named in the proxy to vote in accordance with their discretion on such matters. The stockholders of the Company have no dissenter’s or appraisal rights in connection with any of the proposals described herein.

You may change your proxy instructions at any time prior to the vote at the annual meeting. You may accomplish this by submitting a properly executed, later-dated proxy, (which automatically revokes the earlier proxy instructions) or by attending the annual meeting and voting in person. Attendance at the annual meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Shares held directly in your name as the stockholder of record may be voted in person at the annual meeting. If you choose to do so, please bring the enclosed proxy card and proof of identification. Shares held beneficially in street name (that is, through a broker, bank or other nominee) may be voted in person by you only if, with respect to those shares, you obtain a signed proxy from the record holder (your broker, bank or other nominee is considered the stockholder of record) giving you the right to vote the shares. In addition, you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date.

If you receive more than one proxy or voting instruction card, it means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive. We will announce preliminary voting results at the annual meeting and publish the final results in a Form 8-K filed within four business days after the end of the annual meeting.

Cameras, recording devices and other electronic devices will not be permitted at the meeting. Each stockholder may be asked to present valid identification.

Purpose of Meeting

At our annual meeting, stockholders will be asked to vote upon the election of two Class III directors to serve until the 2013 annual meeting of stockholders, to vote upon the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010, to vote upon a proposal to adjourn the annual meeting, if necessary, to solicit additional proxies if there are not sufficient votes to elect the two Class III directors or to ratify the appointment of PricewaterhouseCoopers LLP and to consider such other business which may properly come before the meeting or any postponement or adjournment thereof. In addition, our management will report on our performance during 2009 and respond to questions from stockholders.

Voting Securities

Only stockholders of record at the close of business on March 16, 2010, the record date for the meeting, which we refer to as the Record Date, are entitled to receive notice of and to participate in the annual meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting or any postponements or adjournments thereof. There were 21,628,202 shares of our common stock outstanding on the Record Date. Each share of the common stock is entitled to one vote.

Quorum Required

A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of stock outstanding on the Record Date will constitute a quorum. Shares held by a broker, bank or other nominee for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on certain proposals (which are considered “broker non-votes” with respect to such proposals) will be treated as shares present for quorum purposes.

Vote Required

Election of Directors.  The election of a director requires the vote of a majority of the shares of stock outstanding and entitled to vote thereon. Stockholders may not cumulate their votes. If you vote to withhold authority with respect to a nominee, your shares will not be voted with respect to the person indicated. Because directors are elected by the vote of a majority of the shares of common stock outstanding and entitled to vote thereon, votes to withhold authority will have the effect of a vote against a nominee.

If you hold your shares in street name, it is critical that you cast your vote if you want it to count in the election of directors. In the past, if you held your shares in street name and you did not indicate how you wanted your shares voted in the election of directors, your bank or broker was allowed to vote those shares on your behalf in the election of directors as he or she felt appropriate.

Recent changes in regulation were made to take away the ability of your bank or broker to vote your uninstructed shares in the election of directors on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors, no votes will be cast on your behalf.

Ratification of Appointment of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm for the Fiscal Year ending December 31, 2010.  The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010 requires the affirmative vote of a majority of the shares of stock represented at the meeting in person or by proxy and entitled to vote on the proposal at the meeting. Stockholders may not cumulate their votes. Abstentions and broker non-votes will not be counted as votes and will have no effect on the result of the vote, although they will be counted for purposes of determining whether there is a quorum.

Possible Meeting Adjournment for Solicitation of Additional Proxies.  If there are not enough votes to approve the proposals at the meeting, the stockholders who are represented in person or by proxy may adjourn the meeting to permit the further solicitation of proxies. The persons named as proxies will vote proxies held by them for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the shares of stock represented at the meeting in person or by proxy and entitled to vote on the proposal at the meeting. Abstentions and broker non-votes will not be counted as votes and will have no effect on the results of any vote for adjournment.

A stockholder vote may be taken on one of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal.

Information Regarding this Solicitation

The proxies being solicited hereby are being solicited by our Board of Directors. The cost of soliciting proxies in the enclosed form will be paid by us. Our officers and regular employees and NGP Investment Advisor, LP, which we refer to as our manager or NGPIA, and NGP Administration, LLC, which we refer to as our administrator or NGPA, may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or electronic means. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians to forward to beneficial owners of stock held in the name of such nominees. We will, upon request, reimburse brokerage firms and others for their responsible expenses in forwarding solicitation material to the beneficial owners of stock.

The Company has engaged the services of Georgeson Inc., which we refer to as Georgeson. for the purpose of assisting in the solicitation of proxies (including broker search and delivery services) at a cost of approximately $10,000 plus reimbursement of certain expenses and fees for additional services requested. Please note that Georgeson may solicit stockholder proxies by telephone on behalf of the Company. They will not attempt to influence how you vote your shares, but only ask that you take the time to cast a vote. You may also be asked if you would like to vote over the phone and have your vote transmitted to our proxy tabulation firm.

Security Ownership of Certain Beneficial Owners and Management

As of the Record Date, to our knowledge, there were no persons that owned 25% or more of the outstanding voting securities, and no person would be deemed to control us, as such term is defined in the Investment Company Act of 1940, which we refer to as the 1940 Act.

Our directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” of us, as defined in the 1940 Act.

Based on a review of filings with the Securities and Exchange Commission, which we refer to as the SEC, we are not aware of any owner of more than 5% of the outstanding shares of our common stock.

The following table shows the amount of our common stock beneficially owned (unless otherwise indicated) as of April 8, 2010, by (1) any person known to us to be the beneficial owner of more than 5% of the outstanding shares of our common stock, (2) each of our directors and nominees for director, (3) our chief executive officer and certain other executive officers and (4) all directors and executive officers as a group. The number of shares beneficially owned by each entity, person, director or executive officer is determined under the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares that the individual has the right to acquire within 60 days of April 8, 2010, through the exercise of any stock option or other right. Unless otherwise indicated, each person has the sole investment and voting power, or shares such powers with his spouse, with respect to the shares set forth in the table.

Unless otherwise noted below, the address of each person listed in the table below is 1221 McKinney Street, Suite 2975, Houston, Texas 77010.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percent of Class(2)	Dollar Range of Equity Securities Beneficially Owned by Directors(3)(4)(5)(6)
Beneficial owners of more than 5%
None	N/A		N/A
Independent Directors
Lon C. Kile	11,299	*	$50,001 – $100,000
Edward W. Blessing	10,776	*	$50,001 – $100,000
James R. Latimer, III(7)	6,000	*	$10,001 – $50,000
Interested Directors
Kenneth A. Hersh(8)	541,570	2.50%	Over $100,000
David R. Albin(9)	151,563	*	Over $100,000
Executive Officers
Stephen K. Gardner(10)	47,680	*	N/A
John H. Homier(11)	26,571	*	N/A
R. Kelly Plato	20,186	*	N/A
Directors and Executive Officers as a group (8 persons)	815,645	3.77%	N/A

*	Indicates less than one percent.
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934.
(2)	Based on a total of 21,628,202 shares of our common stock issued and outstanding on April 8, 2010.
(3)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934.
(4)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 or Over $100,000.
(5)	The dollar range of the equity securities beneficially owned is calculated by multiplying $7.73, the closing price of the common stock as of April 8, 2010, as reported on the Nasdaq Global Select Market, by the number of shares.
(6)	Includes only shares of NGP Capital Resources Company. There are no other funds in the family of investment companies.
(7)	2,000 shares are held by the Latimer Companies Trust, the holdings of which Mr. Latimer is deemed to beneficially own.
(8)	NGP Energy Capital Management, LLC, which is the sole limited partner of NGPIA, owns 100 shares of the Company. Mr. Hersh is an officer and manager of NGP Energy Capital Management, LLC, but he disclaims beneficial ownership of these shares.
(9)	NGP Energy Capital Management, LLC, which is the sole limited partner of NGPIA, owns 100 shares of the Company. Mr. Albin is an officer and manager of NGP Energy Capital Management, LLC, but he disclaims beneficial ownership of these shares.
(10)	3,189.20 shares are held by Mr. Gardner’s son and daughter in their respective UGMA accounts. Mr. Gardner retains control over voting and investment decisions of these accounts but disclaims beneficial ownership of these shares.
(11)	10,343.82 shares are held in a brokerage margin account.

For the period ended December 31, 2009, none of the independent directors or their immediate family members owned any shares of NGPIA or in any person directly or indirectly controlling, controlled by, or under common control with NGPIA. However, Mr. Albin and Mr. Hersh have indirect interests, through several entities, in NGPIA. The nature of both Mr. Albin’s and Mr. Hersh’s indirect interest in NGPIA is less than 25% of its total partnership interests, but the specific value varies from time to time.

PROPOSAL 1 — ELECTION OF DIRECTORS

Our restated articles of incorporation provide that we will have five directors, which number may be increased or decreased by the Board pursuant to our bylaws. There are currently five directors, including three independent directors.

The Board is divided into three classes, which we refer to as Class I, Class II and Class III directors. The terms of our Class III directors, Mr. Kenneth A. Hersh and Mr. James R. Latimer, III, expire at the 2010 annual meeting of our stockholders. The term of our Class I director, Mr. Edward W. Blessing, expires at the 2011 annual meeting of our stockholders. The terms of our Class II directors, Mr. David R. Albin and Mr. Lon C. Kile, expire at the 2012 annual meeting of our stockholders. At each annual meeting of stockholders, a class of directors is elected for a term expiring at the annual meeting in the third year following the year of election. Each director holds office until his successor is elected and qualified.

Mr. Kenneth A. Hersh and Mr. James R. Latimer, III have been nominated by the Board to stand for reelection at the meeting to hold office until the 2013 annual meeting of our stockholders. In the election of the director, you may vote “FOR ALL” nominees, “WITHHELD FOR ALL” nominees or “FOR ALL EXCEPT” either nominee. If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board. The nominees have consented to serve if elected. As of the mailing of these proxy materials, the Board knows of no reason why the nominees would be unable to serve as directors. If, at the time of the annual meeting, either nominee or both nominees are unable or unwilling to serve as directors, it is intended that the persons named as proxies will vote to elect a substitute nominee or nominees designated by the Board.

The Board unanimously recommends that each stockholder vote “FOR” the election of Mr. Kenneth A. Hersh as a Class III director and “FOR” the election of Mr. James R. Latimer, III as a Class III director.

Information About the Nominees and Directors

Certain information with respect to the Class III nominees for election at the meeting, as well as each of the other directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds and the year in which each person became a director. The nominees for Class III directors currently serve as directors.

The Board believes that it is necessary for each of the Company’s directors to possess many qualities and skills. When searching for new candidates, the Nominating and Corporate Governance Committee considers the evolving needs of the Board and searches for candidates that fill any current or anticipated future gap. The Board also believes that all directors must possess a considerable amount of business management (such as experience as a chief executive or chief financial officer) and educational experience. The Nominating and Corporate Governance Committee first considers a candidate’s management experience and then considers issues of judgment, background, stature, conflicts of interest, integrity, ethics and commitment to the goal of maximizing stockholder value when considering director candidates. The Nominating and Corporate Governance Committee also focuses on issues of diversity, such as diversity of gender, race and national origin, education, professional experience and differences in viewpoints and skills. The Nominating and Corporate Governance Committee does not have a formal policy with respect to diversity; however, the Board and the Nominating and Corporate Governance Committee believe that it is essential that the Board members represent diverse viewpoints. In considering candidates for the Board, the Nominating and Corporate Governance Committee considers the entirety of each candidate’s credentials in the context of these standards. With respect to the nomination of continuing directors for re-election, the individual’s contributions to the Board are also considered.

All of our directors bring to our Board a wealth of executive leadership experience derived from their service as executives. They also all bring extensive board experience. Certain individual qualifications and skills of our directors that contribute to the Board’s effectiveness as a whole are described below.

Current Board of Directors

Name, Address and Age	Position(s) Held With Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director Presently and During the Past Five Years(1)
Independent Directors
Edward W. Blessing 8235 Douglas Ave., Suite 1325 Dallas, Texas 75225 Age 73	Director	Term expires 2011; director since 2004	Mr. Blessing is the managing director and founder of Blessing Petroleum Group, LLC, a holding company that develops and finances domestic and international petroleum exploration and development prospects, which he founded in 1989.	None
Lon C. Kile 808 Huntington Court Southlake, Texas 76092 Age 54	Director	Term expires 2012; director since 2008	Mr. Kile retired as the Chief Financial Officer of Energy Transfer Company (now Energy Transfer Partners, L.P.) in 2004. Prior to Energy Transfer, he served as Director, President and Chief Operating Officer of Prize Energy Corp. from 1999 – 2002.	None
James R. Latimer, III 2602 McKinney, Suite 400 Dallas, Texas 75204 Age 64	Director	Term expires 2010; director since 2004	Since 1993, Mr. Latimer has headed Explore Horizons, Incorporated, a privately-held exploration and production company based in Dallas, Texas.	Currently: Enron Creditors Recovery Corp. During the past five years: Energy Partners, Limited
Interested Directors(2)
David R. Albin 100 N. Guadalupe Street Suite 205 Santa Fe, NM 87501 Age 50	Director	Term expires 2012; director since 2004	Mr. Albin is a Director of NGP Energy Capital Management, L.L.C. and a Managing Partner of the Natural Gas Partners funds.	Currently: Energy Transfer Partners, L.P. and Energy Transfer Equity, L.P.
Kenneth A. Hersh 125 East John Carpenter Freeway, Suite 600 Irving, Texas 75062 Age 47	Director, Chairman of the Board	Term expires 2010; director since 2004	Mr. Hersh is the Chief Executive Officer of NGP Energy Capital Management, L.L.C. and a Managing Partner of the Natural Gas Partners funds.	Currently: Resolute Energy Corporation; Eagle Rock Energy Partners, L.P. During the past five years: Energy Transfer Partners, L.P., Energy Transfer Equity, L.P.

(1)	No director otherwise serves as a director of an investment company subject to the 1940 Act.
(2)	Director is an “interested director” (as defined in the 1940 Act). Mr. Albin and Mr. Hersh are deemed to be interested directors by reason of their affiliations with our manager, NGP Investment Advisor, LP.

Meetings of the Board of Directors and Committees

The Board provides overall guidance and supervision with respect to our operations and performs the various duties imposed on the directors of business development companies by the 1940 Act. Among other things, the Board supervises our management arrangements, the custodial arrangements with respect to portfolio securities, the selection of accountants, fidelity bonding and transactions with affiliates. All actions taken by the Board are taken by majority vote unless a higher percentage is required by law or unless the 1940 Act or our restated articles of incorporation or bylaws require that the actions be approved by a majority of the directors who are not “interested persons” (as defined in the 1940 Act).

During 2009, the Board met nine times. Each director attended at least 75% of all meetings held by the Board or the committees of the Board on which he served. We have adopted a policy about directors’ attendance at the annual meeting of stockholders, which states that we expect our directors to attend the annual meetings of our stockholders, although attendance is not mandatory. Two out of five of our directors attended the 2009 annual meeting of stockholders.

Board Leadership Structure.  We separate the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between the two roles. Our Chief Executive Officer is responsible for setting the strategic direction for the Company and the day to day leadership and performance of the Company, while the Chairman of the Board provides guidance to the Chief Executive Officer, sets the agenda for Board meetings and presides over meetings of the Board. Our Chairman of the Board is not an employee of the Company.

Risk Management.  The Board has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. The Board regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. The Company’s Compensation Committee is responsible for overseeing the management of risks relating to the Company’s management agreement. The Audit Committee oversees management of financial risks. The Nominating and Corporate Governance Committee manages risks associated with the independence of the Board of Directors and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks.

Board Committees.  The Board has four standing committees: an Audit Committee, a Nominating and Corporate Governance Committee, a Compensation Committee and a Valuation Committee. The members of the Board of Directors on the date of this proxy statement and the committees of the Board on which they serve, are identified below.

Director	Audit Committee	Compensation Committee	Valuation Committee	Nominating and Corporate Governance Committee
David R. Albin
Edward W. Blessing	*	*		**
Kenneth A. Hersh			**
Lon C. Kile	*	**		*
James R. Latimer, III	**	*	*	*

**	Indicates committee chairman.

There are no family relationships between any of the nominees or between any of the nominees and any of our executive officers.

Audit Committee.  The functions of the Audit Committee are described below under the heading “Report of the Audit Committee.” The charter of the Audit Committee sets forth the responsibilities of the Audit Committee, which include selecting or retaining each year an independent registered public accounting firm, which we refer to as the auditors, to audit our accounts and records; reviewing and discussing with management and the auditors our annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommending to the Board of Directors whether the audited financial statements should be included in our annual report on Form 10-K; reviewing and discussing with management and the auditors our quarterly financial statements prior to the filings of our quarterly reports on Form 10-Q; pre-approving the auditors’ engagement to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the auditors.

Each member of the Audit Committee is independent within the meaning of SEC regulations and the Nasdaq Global Select Market qualitative listing requirements and is able to read and understand fundamental financial statements, including the statement of net assets, statement of operations, statement of changes in net assets and cash flow statement. No member of the Audit Committee has participated in the preparation of the financial statements at any time during the past three years. Mr. Latimer, the chair of the Committee, is qualified as an audit committee financial expert within the meaning of SEC regulations and the Board has determined that he has past experience in finance or accounting that results in his financial sophistication within the meaning of the Nasdaq Global Select Market qualitative listing requirements. The charter of the Audit Committee is available on our website (www.ngpcrc.com). Information contained on or connected to our website is not incorporated by reference into this proxy statement and should not be considered a part of this proxy statement or any other filing that we file with the SEC. The Audit Committee met five times during 2009.

Compensation Committee.  The function of the Compensation Committee is to review and approve the compensation of our investment advisor relative to performance pursuant to an investment advisory agreement dated November 9, 2004, or, if we cease to have a separate investment advisor and directly compensate our executive officers, the compensation of our Executive Officers relative to performance. The charter of the Compensation Committee is available on our website (www.ngpcrc.com). The information on our website is not part of this proxy statement. The Compensation Committee met two times during 2009. All members of the Committee are independent within the meaning of SEC regulations and the Nasdaq Global Select Market qualitative listing requirements.

Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee is responsible for developing and implementing policies and practices relating to corporate governance. The Committee selects individuals for nomination to the Board of Directors. In addition, the Committee develops and reviews background information on candidates for the Board and makes recommendations to the Board regarding such candidates. The Committee also prepares and supervises the Board’s annual review of director independence. The Committee also reviews and may make recommendations to the Board relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing us and overseeing our management. The charter of the Nominating and Corporate Governance Committee is available on our website (www.ngpcrc.com). The information on our website is not part of this proxy statement. The Committee met two times during 2009.

The Nominating and Corporate Governance Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and stockholders. A stockholder who wishes to recommend a prospective nominee for the Board should notify our Secretary or any member of the Nominating and Corporate Governance Committee in writing in care of NGP Capital Resources Company, 1221 McKinney Street, Suite 2975, Houston, Texas 77010. To be considered by the Nominating and Corporate Governance Committee, stockholder nominations must be submitted before the fiscal year-end and must be accompanied by a description of the qualifications of the proposed candidate and a written statement from the proposed candidate that he or she is willing to be nominated and desires to serve if elected. The Committee will also consider whether to nominate any person nominated by a stockholder pursuant to the provisions of our bylaws relating to stockholder nominations as described in “Additional Information — Stockholder Proposals for the 2011 Annual Meeting” below. Nominees for director who are recommended by stockholders will be evaluated in the same manner as any other nominee for director.

Once the Nominating and Corporate Governance Committee has identified a prospective nominee, the Committee makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on whatever information is provided to the Committee with the recommendation of the prospective candidate, as well as the Committee’s own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination is based primarily on the need for additional Board members to fill vacancies or expand the size of the Board and the likelihood that the prospective nominee can satisfy the evaluation factors considered by the Committee. If the Committee determines, in consultation with the other Board members as appropriate, that additional consideration is warranted, it may gather additional information about the prospective nominee’s background and experience. The Chairman of the Committee and the Chairman of the Board will then interview a qualified candidate. A qualified candidate is then invited to meet the remaining members of the Committee and the other directors. The Committee then determines, based on the background information and information obtained in interviews, whether to recommend to the Board that a candidate be nominated to the Board.

The Committee believes a prospective nominee for director should, at a minimum, satisfy the following standards and qualifications and evaluates prospective nominees accordingly:

•	the prospective nominee’s ability to represent the interests of our stockholders;
•	the prospective nominee’s standards of integrity, commitment and independence of thought and judgment;
•	the prospective nominee’s ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards; and
•	the extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board.

The Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors and the need for Audit Committee expertise. After completing this evaluation and interview, the Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Committee.

All of the members of the Committee are independent within the meaning of SEC regulations and the Nasdaq Global Select Market qualitative listing requirements. No member of the Committee is an “interested person” as defined in the 1940 Act.

Valuation Committee.  The function of the Valuation Committee is to aid the Board in fair value pricing of debt and equity securities that are not publicly traded or for which current market valuations are not readily available. The Committee met eight times during 2009.

Communications With the Board

We provide a means for our stockholders to communicate with the Board. Stockholders may address correspondence to the Board as a whole or individual Board members relating to us via e-mail at investor_relations@ngpcrc.com. Our Secretary will then forward the correspondence to the applicable addressee. Correspondence may also be directed via our address, NGP Capital Resources Company, 1221 McKinney Street, Suite 2975, Houston, Texas 77010. At the direction of the Board, all mail received will be opened and screened for security purposes. The mail will then be logged in. All mail, other than trivial or obscene items, will be forwarded to the attention of the applicable addressee. Trivial items will be delivered to the directors at the next scheduled Board meeting. Mail addressed to a particular director will be forwarded or delivered to that director. Mail addressed to “Outside Directors,” “Independent Directors” or “Non-Management Directors” will be forwarded or delivered to our independent directors. Mail addressed to the “Board of Directors” will be forwarded or delivered to the Chairman of the Board. Concerns relating to accounting, internal controls or auditing matters are handled in accordance with procedures established by the Audit Committee with respect to such matters.

Corporate Governance

We are a Maryland corporation subject to the provisions of the Maryland General Corporation Law. Our day-to-day operations and requirements as to the place and time, conduct and voting at a meeting of stockholders are governed by our restated articles of incorporation and bylaws, the provisions of the Maryland General Corporation Law and the provisions of the 1940 Act. A copy of the restated articles of incorporation and bylaws, corporate governance guidelines and the charters of the Audit, Compensation and Nominating and Corporate Governance Committees may be obtained by writing to the Corporate Secretary, 1221 McKinney Street, Suite 2975, Houston, Texas 77010.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics that applies to our principal executive officer, principal financial officer, principal accounting officer and all employees, officers and directors. We have posted a copy of our code of ethics on our website (www.ngpcrc.com). The information on our website is not part of this proxy statement.

Independent Directors

The Board undertook its annual review of director independence in February 2010. During this review, the Board considered transactions and relationships between each director or any member of his immediate family and us. The Board also examined transactions and relationships between directors or their affiliates and members of our senior management or their affiliates. The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent. As a result of this review, the Board affirmatively determined that all of the directors are independent of us and our management with the exception of David R. Albin and Kenneth A. Hersh. Messrs. Albin and Hersh are considered interested directors because of their employment as senior executives and owners of NGP Energy Capital Management, LLC, which we refer to as NGP, which is the sole limited partner of NGPIA.

Information About Our Executive Officers

Name, Address and Age	Position(s) Held With Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
John H. Homier 1221 McKinney St., Ste 2975 Houston, Texas 77010 Age: 58	President and Chief Executive Officer	One year; President and CEO since 2004	Mr. Homier has served as the President and Chief Executive Officer of our Company since July 2004 and as Chief Compliance Officer of our Company since August 2006. From January 2003 to July 2004, he was a partner in M1 Energy Capital Securities. From December 1999 to December 2002, he was a managing director of Deutsche Bank.

Name, Address and Age	Position(s) Held With Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Stephen K. Gardner 1221 McKinney St., Ste 2975 Houston, Texas 77010 Age: 50	Chief Financial Officer, Secretary and Treasurer	One year; CFO and Treasurer since 2005; Secretary since 2006	Mr. Gardner has served as Chief Financial Officer and Treasurer of our Company since December 2005 and as Secretary of our Company since September 2006. From October 2005 to December 2005, he served as Director of Finance of our Company. From September 2002 to May 2004, he was Chief Financial Officer of Dunhill Resources, Inc., a privately-held oil and gas production company, which hired him to address its over-levered financial condition. In August of 2003, certain unsecured creditors filed an involuntary petition in Federal Bankruptcy Court, which petition was soon converted to voluntary.
Mr. Gardner managed this company through the bankruptcy process until a Trustee was appointed.
R. Kelly Plato 1221 McKinney St., Ste 2975 Houston, Texas 77010 Age: 40	Senior Vice President	One year; Officer since 2006	Mr. Plato has served as Senior Vice President of our Company since December 2006 after joining us in February 2005. He serves on the governing boards of five of our portfolio companies, Rubicon Energy Partners, LLC, Resaca Exploitation, Inc. (LSEAIM:RSOX), Myriant Technologies, LLC (formerly BioEnergy International, LLC), Alden Resources, LLC and TierraMar Energy, LP. From March 2003 to February 2005, he was a partner of Odyssey Energy Capital, LP, a private capital provider to the energy industry and successor to Mirant Americas Energy Capital, LP. From January 1999 until August 2001, Mr. Plato served as Vice-President and Chief Financial Officer of Tri-Union Development Corporation, a privately-held corporation, which filed a voluntary petition under Chapter 11 of the Bankruptcy Code in March 2000. Mr. Plato was hired by this company to manage its restructuring efforts.

COMPENSATION DISCUSSION AND ANALYSIS

Our executive officers do not receive any direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of NGPIA, our manager, and NGPA, our administrator, pursuant to the terms of our investment advisory agreement and our administration agreement, respectively. Each of our executive officers is an employee of NGPA. Our day-to-day investment operations are managed by our investment adviser. Most of the services necessary for the origination and administration of our investment portfolio are provided by investment professionals employed by NGPA. In addition, we reimburse NGPA for our allocable portion of expenses incurred by it in performing its obligations under the administration agreement, including our allocable portion of the cost of our officers and their respective staffs.

Under our investment advisory agreement, NGPIA earned approximately $6.4 million in fees for the year ended December 31, 2009. In addition, during 2009, we reimbursed NGPA approximately $2.7 million in connection with our allocable portion of certain expenses under the administration agreement.

Compensation of Directors

The following table sets forth the estimated compensation paid to our directors in 2009:

Name of Person, Position	Fees Earned or Paid in Cash	Total
Independent directors
Edward W. Blessing	$80,000	$80,000
Lon C. Kile	$80,000	$80,000
James. R. Latimer, III	$85,000	$85,000
Interested directors(1)
David R. Albin	$0	$0
Kenneth A. Hersh	$0	$0

(1)	Interested directors do not receive any direct compensation from us.

During 2010, each director who is not an officer will receive an annual fee of $75,000 and reimbursement for all out-of-pocket expenses relating to attendance at such meetings. In addition, the Chairman of the Audit Committee receives an annual fee of $10,000 in quarterly payments, and each chairman of any other committee will receive an annual fee of $5,000 in quarterly payments. The independent directors do not receive any additional compensation from us or our portfolio companies for any additional services rendered. Each director who is not an officer is also provided an allowance of up to $7,500 to be used for professional training purposes. The directors who were not officers were paid an aggregate of $245,000 as compensation for the year ended December 31, 2009, representing the annual fees for the year served in 2009.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of our Board is currently comprised of Messrs. Kile (chair), Blessing and Latimer. No member of the Compensation Committee is a former officer of the Company or was an officer or employee of the Company during the last fiscal year. None of our executive officers served on the Board of Directors or the Compensation Committee of any other entity for which any officers of such other entity served either on our Board of Directors or Compensation Committee.

Compensation Committee Report

The Compensation Committee of the Company held two meetings during fiscal year 2009. The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based upon such review, the related discussions and such other matters deemed relevant and appropriate by the Compensation Committee, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2009.

Respectfully submitted by the
Compensation Committee of the Board,

Lon C. Kile, Chairman
Edward W. Blessing
James R. Latimer, III

Certain Relationships and Related Transactions

Investment Advisory and Administration Agreements

We are party to an investment advisory agreement with our manager, NGPIA, whose general partner is NGPA. Each of our executive officers, Messrs. Homier, Gardner and Plato is an officer of our manager. In addition, two of our directors, Messrs. Hersh and Albin, have direct and indirect ownership interests in our manager. The address of our manager is 1221 McKinney Street, Suite 2975, Houston, Texas 77010.

Pursuant to the terms of the administration agreement, our administrator, NGPA, currently provides us with administrative services necessary to conduct our day-to-day operations. Each of our executive officers, Messrs. Homier, Gardner and Plato is an officer of our administrator. In addition, two of our directors, Messrs. Hersh and Albin, have direct and indirect ownership interests in our administrator. The address of our administrator is 1221 McKinney Street, Suite 2975, Houston, Texas 77010.

License Agreement

We are party to a license agreement with NGP, pursuant to which NGP has granted us a non-exclusive, royalty-free license to use the “Natural Gas Partners” and “NGP” names. Affiliates of NGP own and control our administrator.

Indemnity Agreements

We have entered into indemnity agreements with certain officers and directors which provide, among other things, that we will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines, liabilities, losses, penalties, excise taxes and amounts paid in settlement he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director or officer, and otherwise to the fullest extent permitted under Maryland law and our restated articles of incorporation and bylaws. In addition, the investment advisory agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our manager, its partners and our managers’ and its partners’ respective officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising out of or otherwise based upon any of our manager’s duties or obligations under the investment advisory agreement or otherwise as our investment adviser.

Section 16(a) Beneficial Ownership Reporting Compliance

Under the federal securities laws, our directors, executive (and certain other) officers and any persons holding more than ten percent of our common stock are required to report their ownership of our common stock and any changes in that ownership to us and the SEC. Specific due dates for these reports have been established by regulation, and we are required to report in this proxy statement any failure to file by these dates in 2009. To our knowledge, based solely on a review of the copies of beneficial ownership reports furnished to us and written representations that no other reports were required, during the year ended December 31, 2009, all of our directors, officers and more than 10 percent beneficial owners complied with all applicable Section 16(a) filing requirements.

Information About the Audit Committee and the Principal Accountant

Report of the Audit Committee

The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing by us under the Securities Act of 1933, Securities Exchange Act of 1934, or the 1940 Act, except to the extent that we specifically incorporate this report by reference therein.

The Audit Committee is responsible for the selection and engagement of our independent auditors, the review and pre-approval of both the audit and non-audit work of our independent public accountants, the review of our compliance with regulations of the SEC and the Internal Revenue Service and other related matters. We adopted an Audit Committee Charter on August 12, 2004. The full text of the Audit Committee’s charter is available on our website (www.ngpcrc.com).

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Audit Committee rely without independent verification on the information provided to them and on representations made by management and the independent accountants. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of our financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are prepared in accordance with generally accepted accounting principles or that our auditors are in fact “independent.”

The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its duties. The Audit Committee’s meetings include, whenever appropriate, executive sessions with our independent auditor without the presence of management.

As part of its oversight of our financial statements, the Audit Committee reviews and discusses with both management and our independent auditor all annual and quarterly financial statements prior to their issuance. During 2009, management advised the Audit Committee that each set of financial statements reviewed had been prepared in accordance with generally accepted accounting principles, and reviewed significant accounting and disclosure issues with the Audit Committee. These reviews included discussions with PricewaterhouseCoopers LLP, which we refer to as PWC, of matters required to be disclosed pursuant to Statement of Auditing Standards No. 61, “Communication with Audit and Finance Committees,” as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board, or the PCAOB, in Rule 3200T, including the quality of our accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee has also discussed with PWC matters relating to its independence, including a review of audit and non-audit fees and has reviewed the written disclosure and the letter from PWC required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence. The Audit Committee has also discussed with our management and PWC such other matters and received such assurance from them, as the Audit Committee deemed appropriate.

Based on the review and discussions noted above, the Audit Committee recommended to the Board that the Board approve the inclusion of our audited financial statements for the year ended December 31, 2009, in our Annual Report on Form 10-K for the year ended December 31, 2009, which was filed with the SEC on March 31, 2010.

Respectfully submitted by the Audit Committee of the Board,

James R. Latimer, III, Chairman
Edward W. Blessing
Lon C. Kile

Relationship With Independent Accountants

The Audit Committee selected PWC to audit our financial statements for, and otherwise act as our independent accountants with respect to, the fiscal year ending December 31, 2010. PWC is the largest accounting firm in the world and the largest auditor of investment companies. The Audit Committee (composed entirely of independent directors) has elected to retain PWC as our auditor given PWC’s experience and presence in the accounting profession and in our industry. However, the Board is seeking ratification of the selection of PWC as our auditor by our stockholders.

Representatives of PWC are expected to be present at the annual meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees

The following table represents aggregate fees billed to us for the fiscal years ended December 31, 2009 and 2008 by PWC, our principal accountant.

	Fiscal Year Ended December 31, 2009	Fiscal Year Ended December 31, 2008
Audit Fees	440,000	386,000
Audit-related Fees	10,000	10,000
Tax Fees	26,000	70,000
All Other Fees	42,000	28,100
Total Fees	$518,000	$494,100	(1)

(1)	Adjusted from amount previously disclosed in the proxy statement for the 2009 Annual Meeting to reflect additional Audit Fees of $46,000 and additional Tax Fees of $2,400 billed to us for the fiscal year ended December 31, 2008, subsequent to the printing of the proxy statement for the 2009 Annual Meeting.

All of the audit-related and tax compliance consultation services were pre-approved by the Audit Committee. The Audit Committee has considered whether the provision of non-audit services by PWC to us, our manager and our administrator is compatible with maintaining PWC’s independence in the conduct of its auditing functions. In connection with PWC’s audit of our financial statements for 2009, the Board pre-approved a fee of $450,000.

There were no non-audit services billed by PWC to our manager or our administrator. In addition, PWC did not provide any non-audit services to any entity controlling, controlled by or under common control with our manager.

The Audit Committee’s procedure is to approve prior to commencement of the engagement or project all audit and permitted non-audit services (including the fees and terms thereof) to be performed by the independent auditor for us, for our manager on our behalf, and for any entity controlling, controlled by or under common control with our manager on our behalf, subject to the de minimis exception for non-audit services set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X that are approved by the Audit Committee before completion of the audit. In pre-approving all audit services and permitted non-audit services provided by the independent auditor, the Audit Committee or a delegated member must consider whether the provision of the permitted non-audit services is compatible with maintaining the independence of, and its status as, our independent auditor.

Audit fees relate to fees and expenses billed by PWC for the annual audit, including the audit of our annual financial statements, audit of management’s report on internal controls over financial reporting, review of our quarterly financial statements and consents related to stock issuances. Audit-related fees include fees billed for consultations regarding financial accounting standards and reporting standards and tax services. Tax fees relate to fees billed for professional services for tax compliance, tax advice and tax planning. All other fees relate to fees billed for products and services other than services described above.

Certain services may not be provided to us by the independent auditor without jeopardizing the auditor’s independence. These services are deemed prohibited services and include certain management functions; human resources services; broker-dealer, investment adviser or investment banking services; legal services and expert services unrelated to the audit. Other services are conditionally prohibited and may be provided if the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of our financial statements. These types of services include bookkeeping, financial information systems design and implementation, valuation services and internal audit outsourcing services.

Audit services performed by PWC during the most recent fiscal year included examination of the our financial statements and review of filings with the SEC. PWC will prepare our tax returns for the year ended December 31, 2010 if the appointment of PWC as our independent registered public accounting firm is ratified by our stockholders.

PROPOSAL 2 — RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed PricewaterhouseCoopers LLP, or PWC, as the independent registered public accounting firm to audit our consolidated financial statements as of and for the fiscal year ending December 31, 2010 and our internal controls over financial reporting as of December 31, 2010. PWC has served as our independent registered public accounting firm since 2005 and also has provided certain tax and other audit-related services during that time.

Representatives of PWC are expected to be present at the annual meeting to respond to appropriate questions from stockholders and will be given the opportunity to make a statement if they desire to do so.

In the proposal for the ratification of the appointment of PWC as our independent registered public accounting firm for the fiscal year ending December 31, 2010, you may vote “FOR” or “AGAINST” the proposal, or you may “ABSTAIN” from voting on the proposal. If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board.

The affirmative vote of a majority of the shares of our common stock represented at the meeting in person or by proxy and entitled to vote on the proposal at the meeting is required for the ratification of the appointment of PWC as our independent registered public accounting firm for fiscal year 2010. If the appointment is not ratified, the Audit Committee will consider whether it should select another independent registered public accounting firm.

The Board unanimously recommends that each stockholder vote “FOR” the proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

PROPOSAL 3 — POSSIBLE MEETING ADJOURNMENT OR POSTPONEMENT

The annual meeting may be adjourned or postponed to another time or place to permit, among other things, further solicitation of proxies if necessary to obtain additional votes in favor of the election of two Class III directors to serve until the 2013 annual meeting of stockholders and the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2010.

In the proposal for the possible adjournment or postponement of the annual meeting, you may vote “FOR” or “AGAINST” the proposal, or you may “ABSTAIN” from voting on the proposal. If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board.

The affirmative vote of a majority of the shares of our common stock represented at the meeting in person or by proxy and entitled to vote on the proposal at the meeting is required to adjourn or postpone the annual meeting to another time or place to permit, among other things, the further solicitation of proxies if necessary to obtain additional votes in favor of Proposal 1 or 2.

The Board unanimously recommends that each stockholder vote “FOR” the proposal to adjourn the annual meeting to permit, among other things, the further solicitation of proxies if necessary to obtain additional votes in favor of the election of two Class III directors to serve until the 2013 annual meeting of stockholders and the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

OTHER MATTERS

The Board knows of no matters other than those listed in the Notice of Annual Meeting of Stockholders that are likely to come before the annual meeting. However, if any other matter properly comes before the meeting, the individuals named as proxies will vote in accordance with their best judgment on such matters.

In the event that sufficient votes in favor of the proposals set forth in the Notice of the Annual Meeting are not received by the time scheduled for the annual meeting, the individuals named as proxies may move for one or more adjournments of the meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the shares present at the meeting.

ANNUAL REPORT

Our financial statements are contained in the 2009 Annual Report to Stockholders, which has been provided to our stockholders concurrently herewith. Such report and the financial statements contained therein are not to be considered as a part of this soliciting material. A copy of our 2009 Annual Report to Stockholders is available without charge upon request. Please direct your request to NGP Capital Resources Company, Attention: Investor Relations, 1221 McKinney Street, Suite 2975, Houston, Texas 77010, (713) 752-0062.

ADDITIONAL INFORMATION

Stockholder Proposals for the 2011 Annual Meeting.  Stockholders interested in submitting a proposal for inclusion in the proxy materials for the 2011 Annual Meeting may do so by following the procedures prescribed in SEC Rule 14a-8. Proposals should be sent to us at 1221 McKinney Street, Suite 2975, Houston, Texas 77010, Attention: Stephen K. Gardner no later than December 14, 2010, to be eligible for inclusion in our proxy materials. Submission of a stockholder proposal does not guarantee inclusion in our proxy statement or form of proxy because certain SEC rules must be satisfied.

In addition, as more specifically provided in the Company’s current bylaws, a stockholder making a nomination of a candidate for director or a proposal of other business to be considered by the stockholders (other than proposals to be included in our proxy materials as discussed in the previous paragraph) for our 2011 Annual Meeting must deliver proper notice to the Corporate Secretary at the address set forth in the following paragraph not earlier than the 150th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting nor later than 5:00 p.m., Central Time, on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Central Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Accordingly, a stockholder’s nomination of a candidate for director or other proposal of business must be received no earlier than November 14, 2010 and no later than 5:00 p.m., Central Time, on December 14, 2010 in order to be considered at the 2011 Annual Meeting.

Under the Company’s bylaws, if you are a stockholder and wish to make a director nomination or a proposal of other business to be considered by the stockholders at a stockholders’ meeting, you must deliver written notice of your intent to make such a nomination either by personal delivery or by U.S. mail, postage prepaid, to Stephen K. Gardner, Secretary, NGP Capital Resources Company, 1221 McKinney Street, Suite 2975, Houston, Texas 77010, within the time limits described above for delivering of notice of a stockholder proposal and comply with the information requirements in the bylaws relating to stockholder nominations. See “Meetings of the Board of Directors and Committees – Nominating and Corporate Governance Committee” for additional information about stockholder nominations.

These requirements are separate from and in addition to the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in our proxy statement.

Pursuant to Rule 14a-4(c) of the Exchange Act, the Board may exercise discretionary voting authority under proxies solicited by it with respect to any matter properly presented by a stockholder at the 2011 Annual Meeting that the stockholder does not seek to have included in our proxy statement if (except as described in the following sentence) the proxy statement discloses the nature of the matter and how the Board intends to exercise its discretion to vote on such matter, unless we are notified of the proposal on or before December 14, 2010, and the stockholder satisfies the other requirements of Rule 14a-4(c)(2). If we first receive notice of such matter after December 14, 2010, and the matter nonetheless is permitted to be presented at the 2011 Annual Meeting, the Board may exercise discretionary voting authority with respect to any such matter without including any discussion of the matter in the proxy statement for the 2011 Annual Meeting. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with the requirements described above and other applicable requirements.

A copy of the full text of the bylaw provisions discussed above may be obtained by writing to the Corporate Secretary, 1221 McKinney Street, Suite 2975, Houston, Texas 77010.

NGP CAPITAL RESOURCES COMPANY

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John H. Homier and Stephen K. Gardner as proxies, with power to act without the other and with power of substitution, and authorizes them to represent and vote, as designated on the other side, all the shares of common stock of NGP Capital Resources Company held of record by the undersigned with all powers that the undersigned would possess if present at the Annual Meeting of Stockholders to be held at The Downtown Club, 1100 Caroline Street, Houston, Texas, 77002 at 10:30 a.m. Houston, Texas time, on May 12, 2010, or any postponement or adjournment thereof.

(Continued, and to be marked, dated and signed, on the other side)

☐ FOLD AND DETACH HERE ☐

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Annual Meeting of Stockholders, proxy statement and proxy card are available at http://ngpcapital.investorroom.com/

Your opinion is important to us. Please cast your vote today.

PROXY BY MAIL

THIS PROXY IS REVOCABLE AND, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE NOMINEES LISTED IN PROPOSAL 1 AND "FOR" EACH OF THE PROPOSALS SET FORTH ABOVE. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Please mark your votes like this. ☒

The Board of Directors recommends a vote FOR ALL nominees in Proposal 1.

1. To elect the following two persons as Class III directors who will serve as directors of NGP Capital Resources Company for a term of three years or until his successor is duly elected and qualified.

☐ Vote FOR ALL nominees listed below

☐ Vote WITHHELD FOR ALL nominees listed below

☐ Vote FOR ALL EXCEPT the nominee written in below

01. Kenneth A. Hersh 02. James R. Latimer, III

To withhold authority to vote for either nominee, mark "FOR ALL EXCEPT" and write the nominee number on the line provided:

____